Exhibit 99.1 The Bridge to Private Markets Third Quarter 2021 Company Overview

Legal Disclaimer IMPORTANTNOTICES The inclusion of referencestoP10, Inc. (the“Company”) in thispresentation isforinformationpurposes only astheholding company of varioussubsidiaries.P10 doesnot offer investment advisory services and this presentation is neither an offer of any investment products nor an offer of advisory services by P10. By accepting this presentation, you acknowledge that P10 is not offering investment advisory services. All investment advisory services referenced in this presentation are provided by subsidiaries of P10 which are registered as investment advisers with the U.S. Securities and Exchange Commission(“SEC”). Accordingly, this presentation isconsidered marketing materials of each registered investment adviser subsidiary only. To the extent you have any questionsregarding this presentation, please direct them to the applicable subsidiary. Registration as an investment adviser does not imply any level of skill or training. This presentation does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation of any security or any other investment product. Nothing herein is intended to provide tax, legal or investment advice. This document may not be reproduced or distributed to any other person, at any time, in whole orin part, for any reason without the priorwritten consent of the Company and the subsidiaries, and all recipients agree that they will keep strictly confidential this document and alldataandinformationcontainedherein.Acceptanceofthisdocumentconstitutesanagreementtobeboundbytheforegoingterms. CautionRegardingForward-LookingInformation Some of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as will, expect, believe, estimate, continue, anticipate, intend, plan and similar expressions are intended to identify these forward-looking statements. Forward-looking statements discuss management's current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. The inclusion of any forward-looking information in this presentation should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Forward-looking statements reflectmanagement’s current plans, estimates and expectations and are inherently uncertain. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to: global and domestic market and business conditions; successful execution of business and growth strategies and regulatory factors relevant to our business; changes in our tax status; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy; and our ability to manage the effects of events outside of our control. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the“RiskFactors” included in our prospectus dated October 20, 2021, filed with the U.S. Securities and Exchange Commission(“SEC”) on October 22, 2021, and in our quarterly report on Form 10-Q for the quarterly period ended September 30, 2021, filed with the SEC on November 22, 2021, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law. CautionRegardingFinancialandOperatingProjections All financial and operating projections, forecasts or estimates about or relating to the Company included in this document, including statements regarding pro-forma valuation and ownership, have been prepared based on various estimates, assumptions and hypothetical scenarios. Forecasts and projections of financial performance, valuation and operating results are, by nature, speculative and based in part on anticipating and assuming future events (and the effects of future events) that are impossible to predict and no representation of any kind is made with respect thereto. TheCompany’s future results and achievements will depend on a number of factors, including the accuracy and reasonableness of the assumptions underlying any forecasted information as well as on significant transaction, business, economic, competitive, regulatory, technological and other uncertainties, contingencies and developments that in many cases will be beyond theCompany’s control. Accordingly, all projections or forecasts (and estimates based on such projections or forecasts) contained herein should not be viewed as an assessment, prediction or representation as to future results and interested parties should not rely, and will not be deemed to have relied, on any such projections or forecasts. Actual results may differ substantially and could be materially worse than any projection, forecast or scenario set forth in this document. The Company expressly disclaims any obligation to update or revise any of the projections, forecasts, models or scenarios contained herein to reflect any change in the Company’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based. Fee-PayingAssetsUnderManagement,orFPAUM FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Q3 2021 The Bridge to Private Markets 2

Highly Compelling Value Proposition Attractive Investment Thesis Premier, specialized private markets solutions provider operating in large and growing markets with increasing investor allocations Highly recurring revenue composed almost entirely of management and advisory fees earned primarily on committed capital from long-term, contractually locked up funds Strong investment performance across private markets driven by experience, investment process and data advantage supporting the ability to grow and attract future funds Attractive and growing revenue base with highly recurring and well diversified revenue and strong margins Experienced management team with significant insider ownership, proven M&A track record, supported by deep bench of investment talent Q3 2021 The Bridge to Private Markets 3

Premier Private Markets Solutions Provider Exceptionally Well-Positioned in the Private Markets Ecosystem Private Markets Ecosystem We are a specialized private market solutions provider. As LPs entrust us with capital, we strengthen our relationships with high performing, difficult to access fund managers. These relationships drive additional investment opportunities, source more data, enable portfolio optimization, enhance returns, and in turn, attract new LPs. Our position within the private markets ecosystem is reinforced by our synergistic multi-asset class solutions extracting sourcing opportunities from our vast network of GPs and portfolio companies. GP Primary Solutions Limited Partners (LPs) GP Public Pensions Endowments & Foundations GP Family Offices Corporate Pensions Direct & Co-Investments GP GP High Net Worth Financial Institutions GP GP Wealth Managers Sovereign Wealth Funds Secondary Investments GP GP GP Large, Global, High Quality LP Base of 2,400+ Proprietary Database and Analytics Platform Supported by Synergistic Multi-Asset Class Private Market Solutions Network Institutional and High Net Worth Investors Seasoned Team of 91 Investment Professionals of 220+ GPs Driving Cross-Solution Sourcing Opportunities Q3 2021 The Bridge to Private Markets 4

Premier Private Markets Solutions Provider (1) Comprehensive Suite of Private Market Vehicles Primary Direct and Secondary Solutions Co-Investments Investments • Private Equity • Private Equity • Private Equity • Venture Capital• Venture Capital • Private Credit • Impact Investing • Invests in diversified portfolio of funds across • Direct and Co-investments alongside leading GPs• Secondary purchaser of LP interests in private equity asset classes with defined investment strategies funds • Invests in secured unitrache, second lien, mezzanine • Focused exclusively on lower middle market private loans and equity equity funds • GP Stakes • Provides instant fund diversification to investors • Extensive built-in network of fund managers results in • Ability to purchase interests at a discount significant actionable deal flow • Differentiated access to relationship-driven VC • Leverages RCP’s position in the private equity and lower middle market sectors • Deals sourced from GP relationships and trusted ecosystem advisors with preferred economic terms • Specialized underwriting skills and expertise to • Ability to leverage extensive fund manager diligence select best managers • Ability to leverage extensive fund manager diligence and insights as part of investment selection process and insights as part of investment selection process • Offered in both commingled investment • Shorter holding period and earlier cash returns vehicles and customized separate accounts • Well-diversified portfolio across industry, sponsor and • Countercyclical nature geography • Robust database and analytics platform • Reduced blind pool risk • Offered in both commingled investment vehicles and • Offered through commingled investment vehicles customized separate accounts • Robust database and analytics platform • Robust database and analytics platform (2) FPAUM $10.1Bn $1.2Bn $5.0Bn ($Bn) Notes: 1. Any discussion in this Presentation of past, committed to, or potential transactions should not be relied upon as any indication of future deal flow. There can be no assurance that any potential transactions described herein will be consummated. Diversification does not guarantee a profit or protect against a loss in declining markets. 2. FPAUM as of September 30, 2021. Q3 2021 The Bridge to Private Markets 5 Value Structure Asset Proposition Description Classes

Premier Private Markets Solutions Provider (1) Differentiated Platform with Specialized Private Markets Solutions PRIVATE EQUITY VENTURE CAPITAL PRIVATE CREDIT IMPACT INVESTING PRIMARIES DIRECT & CO-INVESTMENTS DIRECT & CO-INVESTMENTS PRIMARIES SECONDARIES DIRECT & CO-INVESTMENTS DIRECT & CO-INVESTMENTS Flexible Credit Solutions to Middle- and Lower- High Performing, Access-Constrained Impact Investing Lower Middle Market Sponsors Venture Capital Across the Capital Structure Middle Market Private Equity 40 $9.3Bn $4.2Bn 14 $1.0Bn 25 $1.7Bn 12 FPAUM Inv. Professionals FPAUM Inv. Professionals FPAUM Inv. Professionals FPAUM Inv. Professionals 44 2001 11 2007 7 1998 31 1999 Vehicles Inception Vehicles Inception Vehicles Inception Vehicles Inception Notes: 1. FPAUM and active vehicles shown by asset class solution as of September 30, 2021, while number of professionals and inception dates shown by manager. Q3 2021 The Bridge to Private Markets 6

Well Positioned in Attractive, Specialized and Growing Global Markets Attractive Middle/Lower Middle Market Dynamics with Accelerating Growth in Private Markets Segments (3) Middle/Lower Middle Market Size and Private Capital Allocation Private Markets Growth by Segment Lower Middle Market Venture Capital Capital Available Universe of Companies Private Equity Growth Growth (1) (2) by Fund Size by Revenue Size Deal Value ($Bn) Investment ($Bn) 2.8x 5.0x 60 150 50 $589Bn 113 of capital available 11,270 to PE Funds over companies 40 83% 7% 100 $1Bn with revenues 18 20 50 >$250MM 23 0 0 $124Bn of capital 151,080 2009 2019 2009 2019 available to Funds companies between with revenues $250MM 17% 93% Private Credit Impact (ESG) between to $1Bn Growth Growth $10MM and $250MM Capital Targeted ($Bn) AUM of PRI Signatories ($Bn) 2.0x 4.8x 300 120 Middle / Lower Middle / Lower 239 Middle Market Benefits Middle Market Benefits 86 200 80 Þ Large Pool of OpportunitiesÞ Significant Return Potential 121 Þ Operational & Expertise Value-AddÞ Compelling Purchase Price Valuations 40 100 18 Þ Exit FlexibilityÞ Favorable LP / GP Alignment of Incentives 0 0 2009 2019 Jan-15 Jul-20 Notes: 1. Capital available to invest by fund size represents U.S. private equity overhang for vintage years 2013-2020. U.S. PE Funds: includes buyout, growth, co-investment, mezzanine, diversified PE, energy, and restructuring. As of 3/31/20. Latest data available. 2. Commercially-active businesses in the U.S. All subsidiary and business establishment data are combined. Additionally, public sector entities are excluded. As of 11/2/20. 3. Source: PwC AWM Research Centre analysis, KPMG International Cooperative, PitchBook, McKinsey, Abacus, PWC MoneyTree. Q3 2021 The Bridge to Private Markets 7

Distinct Market Access, Deal Flow and Data Analytics to Navigate Private Markets Long-Standing Industry Relationships and Extensive Proprietary Analytics Drive Unparalleled Market Access Private Equity Venture Capital Private Credit Impact Investing 1,800+ 540+ 180+ 81+ Investors Investors Investors Investors 165+ 60+ 45+ 380+ / 600+ Fund Managers Fund Managers Active Sponsor Relationships Businesses Supported / Projects 375+ 6,500+ $1,470MM+ $550MM+ Funds Portfolio Companies Capital Deployed Capital Deployed in Impact Credit 1,800+ 55+ 60+ 535MM Portfolio Companies Direct Investments Platform Investments KWh Produced Through 2019 24+ 18+ 22+ 21+ Avg. Years of Mgmt. Experience Avg. Years of Mgmt. Experience Avg. Years of Mgmt. Experience Avg. Years of Mgmt. Experience 40 14 25 12 Investment Professionals Investment Professionals Investment Professionals Investment Professionals Q3 2021 The Bridge to Private Markets 8 Experience Scale Relationships

Distinct Market Access, Deal Flow and Data Analytics to Navigate Private Markets Unique and Extensive Proprietary Analytics Database Extensive Data Powerful Database and Collection Business Intelligence Platform ✓ Information within GPScout contains deep level private company operating and financial data as well as details of the deals done 2,500+ 4,500+ 25,000+ by the private market general partners Investments Investment Individual Firms Funds Transactions ✓ Robust and proprietary data collected over 20-year history makes it difficult to replicate ✓ Dedicated internal team updating database on a daily basis with new private data provided directly by managers 30,000+ 175,000+ Private Financial ✓ Integrated data visualization and analytics platform with Companies Metrics underlying database allowing true business intelligence use by multiple groups within the firm Data Capabilities Are a Competitive Differentiator Q3 2021 The Bridge to Private Markets 9

Distinct Market Access, Deal Flow and Data Analytics to Navigate Private Markets Robust and Disciplined Sourcing Criteria, Resulting in Highly Selective Investment Process (1) (2) (3) Primary Deal Flow Secondary Deal Flow Direct & Co-Investment Deal Flow Opportunities 3,500+ 2,000+ 8,500+ Tracked Initial 1,000+ 700+ 1,500+ Screens Annual 400+ 200+ 200+ Due Diligence Annual ~30-40 ~5-15 ~50-60 Investments Made Highly Selective 0.9-1.1% 0.3-0.8% 0.6-0.7% Process Notes: 1. Reflects primary deal flow for RCP Advisors and TrueBridge Capital Partners as of December 31, 2020. 2. Reflects secondary deal flow for RCP Advisors as of December 31, 2020. 3. Reflects direct & co-investment deal flow for RCP Advisors, TrueBridge Capital Partners, Five Points Capital and Enhanced as of December 31, 2020. Q3 2021 The Bridge to Private Markets 10

Preeminent Investment Teams Delivering Best-in-Class Performance (1) Superior Track Record Across a Broad Range of Portfolio Solutions Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund-of-Funds (as of 6/30/21) Fund-of-Funds (as of 6/30/21) Fund I 2003 $92 105% 14.1% 1.8x Fund I 2007 $311 93% 14.2% 3.1x Fund II 2005 $140 109% 8.2% 1.5x Fund II 2010 $342 83% 23.6% 5.5x Fund III 2006 $225 6.8% 1.4x 107% Fund III 2013 $409 92% 23.9% 3.5x Fund IV 2007 $265 110% 14.4% 2.0x Fund IV 2015 $408 91% 42.3% 3.4x 2008 Fund V $355 121% 13.4% 1.7x Fund V 2017 $460 79% 58.1% 2.1x Fund VI 2009 $285 114% 15.9% 2.0x Fund VI 2019 $608 36% - - Fund VII 2011 $300 109% 18.1% 2.1x Direct Investment Funds (as of 6/30/21) 2012 Fund VIII $268 110% 20.2% 2.0x Direct Fund I 2015 $125 95% 41.0% 3.1x Fund IX 2014 $350 103% 19.3% 1.8x Direct Fund II 2019 $196 78% 53.7% 1.4x Fund X 2015 $332 101% 17.1% 1.5x SEF 2017 $179 73% 23.4% 1.6x Fund XI 2017 $315 78% 24.4% 1.6x Fund XII 2018 $382 69% 17.4% 1.3x Fund XIII 2019 $397 38% - - Fund Vintage Invested ($M) Called Capital Net IRR Net ROIC Fund XIV 2020 $394 16% - - Impact Funds (as of 6/30/21) 2 SEF II 2020 $123 7% - - Impact Credit - $591 - 7.4% 1.2x 3 4,5 Fund XV 2021 $435 6% - - Impact Equity - $408 - 20%+ 1.2x Fund XVI 2022 $52 0% - - Notes: Secondary Funds (as of 6/30/21) 1. See performance disclosure notes starting on page 24. SOF I 2009 $264 112% 22.0% 1.8x 2013 SOF II $425 108% 11.6% 1.3x SOF III 2018 $400 54% 70.2% 1.8x SOF III Overage 2020 $87 13% 235.3% 2.2x Co-Investment Funds (as of 6/30/21) Direct I 2010 $109 82% 37.9% 3.0x Direct II 2014 $250 86% 28.6% 2.5x Direct III 2018 $385 73% 25.0% 1.3x Direct IV 2021 $102 1% - - Q3 2021 The Bridge to Private Markets 11

Preeminent Investment Teams Delivering Best-in-Class Performance (1) Superior Track Record Across a Broad Range of Portfolio Solutions Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Equity Funds (as of 6/30/21) NAV Lending Funds (as of 6/30/21) Fund I 1998 $101 94% 12.7% 2.1x Fund I 2013 $106 119% 11.0% 1.3x Fund II 2007 $152 99% 12.6% 1.7x Fund II 2017 $203 75% 12.7% 1.2x Fund III 2021 $400 0% - - Fund III 2013 $230 92% 22.7% 2.1x Fund IV 2019 $230 18% - - Credit Funds (as of 6/30/21) Fund I 2006 $162 93% 12.2% 2.0x Fund II 2011 $227 100% 7.6% 1.6x Fund Vintage Fund Size ($M) Called Capital Net IRR Net ROIC Fund III 2016 $289 74% 14.7% 1.4x GP Stakes Funds (as of 6/30/21) Fund IV 2021 $87 3% - - Fund I 2019 $701 44% 10.4% 1.1x Notes: 1. See performance disclosure notes starting on page 24. Q3 2021 The Bridge to Private Markets 12

Venture Capital Solutions Investment Teams Led by Management Teams with Sustained Track Records of Success Ownership structure aligned with investors; carried interest aligned with investment teams Private Equity Solutions Venture Capital Solutions Impact Investing Solutions Private Credit Solutions Dave McCoy Ajay Chitkara Edwin Poston Rob Mazzoni Managing Partner Head of Bonaccord Capital Partners Managing Partner Partner 22+ Years of Experience 28+ Years of Experience 24+ Years of Experience 14+ Years of Experience Jon Madorsky Brad Pilcher Mel Williams Matt Rittenmeyer Managing Partner Senior Investment Manager Managing Partner Principal 20+ Years of Experience 22+ Years of Experience 15+ Years of Experience 19+ Years of Experience Charlie Huebner Farhad Dehesh Managing Partner Senior Investment Manager 23+ Years of Experience 30+ Years of Experience Tom Danis Managing Partner 25+ Years of Experience Avg. Years at Firm / Years of Experience Avg. Years at Firm / Years of Experience 12+ 24+ 12+ 18+ Notes: • Please note the referenced individuals are not inclusive of all members of the respective investment teams. Q3 2021 The Bridge to Private Markets 13

Investment Teams Led by Management Teams with Sustained Track Records of Success Ownership structure aligned with investors; carried interest aligned with investment teams Private Credit Solutions Impact Investing Solutions Impact Investing Solutions Private Credit Solutions Michael Korengold Richard Montgomery Whit Edwards Doug Cruikshank Managing Partner Managing Partner Managing Partner Managing Partner & Founder 22+ Years of Experience 31+ Years of Experience 25+ Years of Experience 21+ Years of Experience Marshall White Shane McCarthy Mark Slusar Rafael Castro Managing Partner Managing Partner Managing Director Partner & Co-Founder 19+ Years of Experience 20+ Years of Experience 18+ Years of Experience 24+ Years of Experience Jonathan Blanco Rich Davis Managing Partner Partner & Co-Founder 23+ Years of Experience 21+ Years of Experience Scott Snow Managing Partner 19+ Years of Experience Avg. Years at Firm / Years of Experience Avg. Years at Firm / Years of Experience 12+ 22+ 14+ 21+ Notes: • Please note the referenced individuals are not inclusive of all members of the respective investment teams. Q3 2021 The Bridge to Private Markets 14

Highly Diversified, Multi-Asset Investment Platform and Investor Base Differentiated Investor Base Combined with Institutional and International Distribution Diversified Investor Base Investor Base by Channel Investor Base Regions (1) (As of 2Q’21) North America Central America South America FPAUM Europe Middle East Australia Asia Corporate Pensions (9%) Public Pensions (25%) Africa Insurance Company (6%) Family Offices / Wealth Managers (22%) (2) Other (4%) Financial Institutions (18%) 46 States; 29 Countries; 6 Continents Endowments / Foundations (16%) Notes: 1. Reflects FPAUM percentage by investor committed capital, excluding GP commitments, to currently active funds across RCP Advisors, TrueBridge, Five Points and Enhanced. 2. Includes sovereign wealth funds, consultant-based relationships and other foreign institutional investors. Q3 2021 The Bridge to Private Markets 15

Fee Paying Assets Under Management Across Diversified Vehicles Multi-Asset Investment Platform with Strong Organic Growth Diversified Base and Growth Across Vehicles Key Metrics FPAUM Composition Primary Solutions (As of Q3’21) $10.1Bn 28% Primary Solutions 62% Total FPAUM FPAUM as of Q3’21 Organic FPAUM CAGR Direct & Co-Investments 31% Q4’20 PF – Q3’21 A $16.3Bn Secondary Investments 7% Direct & Co-Investments (1) Organic FPAUM Growth $5.0Bn 29% (From 2020PF to Q3’21) Organic FPAUM CAGR FPAUM as of Q3’21 Q4’20 PF – Q3’21 A Secondary Investments Total Primary Solutions 59% FPAUM Direct & Co-Investments 30% Growth $1.2Bn 53% $2.9Bn Secondary Investments 11% Organic FPAUM CAGR FPAUM as of Q3’21 Q4’20 PF – Q3’21 A Notes: 1. Organic FPAUM is calculated on a pro forma basis assuming the acquisitions of Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2020. Q3 2021 The Bridge to Private Markets 16

FPAUM and Average Fee Rate Detail Robust Organic FPAUM Growth and Stable, Attractive Fee Rates (1) (2) Organic FPAUM Growth Average Fee Rate ($Bn) (Bps) Average 2020PF-Q3’21A Fee Rate: 100bps 18% CAGR 30% CAGR Average Fee Rates are Stable and Consistent Across Vehicles and Fund Structures 101 100 99 98 16.3 15.1 13.9 13.4 11.9 9.6 2018PF 2019PF 2020PF Q1'21 PF Q2'21 PF Q3'21 A 2020PF Q1'21A Q2'21A Q3'21A Organic FPAUM Average 24% 12% 4% 9% 8% 12.1 12.9 13.6 15.2 FPAUM (Bn) Growth Notes: 1. Organic FPAUM is calculated on a pro forma basis assuming the acquisitions of Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2018. 2. The average fee rates shown in the graph to the right for all 2021 values are calculated as actual average FPAUM as a quotient of actual revenue. FY 2020 numbers were calculated on a pro forma basis, inclusive of Five Points, TrueBridge, and Enhanced FPAUM and revenue for the full year. Q3 2021 The Bridge to Private Markets 17

Experienced Management with Aligned Incentives and Proven Organic and Inorganic Track Record Deep Bench of Talent with Long History of Investing Years of Experience Leadership Key P10 Criteria Robert Co-CEO Alpert 30+ Market leading differentiated platform Chairman of the Board P C. Clark Co-CEO 17+ Webb Track record of strong investment performance P Amanda CFO 21+ Coussens Proven, committed management team William “Fritz” P COO 20+ Souder Jeff Established and committed investor base CMO 19+ P Gehl Years of Experience Specialized Private Markets Solutions Extensive Investment Pipeline Dave Managing Partner with a Long List of Attractive 22+ McCoy Private Equity Solutions and Actionable Oppor tunities Edwin Managing Partner 24+ Poston Venture Capital Solutions Whit Managing Partner 22+ Edwards Private Credit Solutions Michael Managing Partner 25+ Korengold Impact Investing Solutions Q3 2021 The Bridge to Private Markets 18

A Differentiated Investment Firm Premier Private Markets Solutions Provider 1 2 Well Positioned in Attractive, Specialized and Growing Global Markets Distinct Market Access, Deal Flow and Data Analytics to Navigate Private Markets 3 Preeminent Investment Teams Delivering Strong Performance 4 Highly Diversified, Multi-Asset Investment Platform and Investor Base 5 Fee Paying Assets Under Management Across Diversified Vehicles 6 Experienced Management Team with Aligned Incentives and Proven Organic and Inorganic Track Record 7 Notes: • Past performance is not a guarantee of future results. There can be no assurance that a fund will achieve comparable results as any prior investments or prior investment funds. Q3 2021 The Bridge to Private Markets 19

Simple Yet Powerful Financial Model Revenues consist almost exclusively of recurring, predictable management fees averaging 100 bps on FPAUM Peer leading profitability with 55-60% Adj. EBITDA margins Limited tax leakage with approximately $500 million in tax assets Highly efficient revenue to free cash flow conversion Robust M&A pipeline to accelerate free cash flow growth Q3 2021 The Bridge to Private Markets 20

Third Quarter 2021 Highlights Strong FPAUM growth drives record financial performance ì Fee paying assets under management (FPAUM) were $16.3Bn, an increase of 122% compared to September 30, 2020 Three Months Ended Nine Months Ended Financial Results ($ in Millions) September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Q3'21 vs Q3'20 YTD'21 vs YTD'20 Actual FPAUM ($Bn) $ 16.3 $ 7.3 $ 16.3 $ 7.3 122% 122% (1) Pro Forma FPAUM ($Bn) $ 16.3 $ 12.8 $ 16.3 $ 12.8 27% 27% GAAP Financial Metrics Revenue $ 38.1 $ 15.4 $ 104.9 $ 42.7 148% 146% Operating Expenses $ 27.1 $ 13.2 $ 76.7 $ 33.8 106% 127% Financial GAAP Net Income $ 4.1 $ 0.1 $ 9.3 $ 3.2 N/A 191% Fully Diluted GAAP EPS $ 0.04 $ 0.00 $ 0.08 $ 0.04 N/A 113% Non-GAAP Financial Metrics GAAP Revenue $ 38.1 $ 15.4 $ 104.9 $ 42.7 148% 146% (2) $ 21.8 $ 8.8 $ 56.8 $ 22.5 148% 152% Adjusted EBITDA Adjusted EBITDA Margin 57% 57% 54% 53% (2) $ 16.2 $ 6.6 $ 40.9 $ 15.4 146% 165% Adjusted Net Income (3) $ 0.15 $ 0.09 $ 0.37 $ 0.20 72% 90% Fully Diluted ANI EPS Notes: 1. FPAUM on a pro forma basis assumes the acquisitions of Five Points, TrueBridge, Enhanced, Bonaccord, and Hark were completed as of January 1, 2020. 2. Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. Please refer to page 22 for a reconciliation of non-GAAP to GAAP measures. 3. ANI EPS Calculations include the total of all common shares, stock options under the treasury stock method, and the redeemable non-controlling interests of P10 Intermediate converted to Class B stock as of each period presented. Q3 2021 The Bridge to Private Markets 21

Non-GAAP Financial Measures (unaudited) Three Months Ended Nine Months Ended (Dollars in thousands except share and per share amounts) September 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Q3'21 vs Q3'20 YTD'21 vs YTD'20 GAAP Net Income $ 4,078 $ 65 $ 9,260 $ 3,186 N/A 191% Add back (Subtract): Depreciation & Amortization 7,553 3,579 22,654 9,627 111% 135% Interest expense, net 5,484 2,325 16,418 7,269 136% 126% Income tax provision (benefit) 1,759 (175) 3,154 (1,513) N/A N/A Non-Recurring Transaction Fees 2,422 2,800 3,833 3,412 -14% 12% Non-cash stock based compensation 461 187 1,452 522 146% 178% Adjusted EBITDA 21,757 8,781 56,771 22,503 148% 152% Less: Cash interest expense, net (4,555) (1,529) (13,712) (6,172) 198% 122% Cash income taxes, net of tax paid related to acquisitions (1,046) (689) (2,192) (938) 52% 134% Adjusted Net Income 16,156 6,563 40,867 15,393 146% 165% ANI Earnings per Share Shares outstanding 62,464 62,464 62,464 62,464 Diluted Shares outstanding 109,979 76,724 109,893 78,701 ANI per share $ 0.26 $ 0.11 $ 0.65 $ 0.25 146% 165% Diluted ANI per share $ 0.15 $ 0.09 $ 0.37 $ 0.20 72% 90% Above is a calculation of our unaudited non-GAAP financial measures. These are not measures of financial • The cost of financing our business, performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP • Non-Recurring Transaction Fees include the following: measures, which are reconciled below. These measures have limitations as analytical tools, and when assessing our • Acquisition-related expenses which reflects the actual costs incurred during the period for the acquisition of operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. new businesses, which primarily consists of fees for professional services including legal, accounting, and Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative advisory, measure. • Registration-related expenses includes professional services associated with our prospectus process incurred We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and during the period, and does not reflect expected regulatory, compliance, and other costs associated with which Amortization) to provide additional measures of profitability. We use the measures to assess our performance may be incurred subsequent to our Initial Public Offering, and relative to our intended strategies, expected patterns of profitability, and budgets, and use the results of that • The effects of income taxes. assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal Adjusted Net Income reflects the cash payments made for interest, which differs significantly from total interest and state income taxes. expense that includes non-cash interest on the non-interest-bearing Seller Notes related to our acquisitions of RCP 2 and RCP 3. Similarly, the cash income taxes paid during the periods is significantly lower than the net income tax In order to compute Adjusted EBITDA, we adjust our GAAP Net Income for the following items: benefit, which is primarily comprised of deferred tax expense. • Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation) [continued in next column] Q3 2021 The Bridge to Private Markets 22

Consolidated Balance Sheets September 30, 2021 December 31, 2020 (unaudited) (Dollars in thousands except share amounts) Assets Cash and cash equivalents $ 21,656 $ 11,773 Restricted cash 6,421 1,010 Accounts receivable 7,656 2,494 Due from related parties 5,885 2,667 Investment in unconsolidated subsidiaries 1,977 2,158 Prepaid expenses and other assets 3,355 3,368 Property and equipment, net 1,000 1,124 Right-of-use assets 7,095 6,491 Deferred tax assets, net 3 5,494 37,621 Intangibles, net 136,306 143,738 Goodwill 417,401 369,982 Total assets $ 644,246 $ 582,426 Liabilities And Stockholders' Equity Liabilities Accounts payable $ 1,260 $ 1,103 Accrued expenses 12,040 12,505 Due to related parties 1,650 2,200 Other liabilities 6,419 254 Contingent consideration 19,160 - Deferred revenues 1 1,802 10,347 Lease liabilities 8,126 7,682 Debt obligations 315,517 290,055 Total liabilities 375,974 324,146 Commitments And Contingencies (Note 11) Redeemable Noncontrolling Interest 199,202 198,439 Stockholders' Equity Common stock - $0.001 par value; 110,000,000 and 110,000,000 shares authorized, respectively; 62,587,823 and 62,587,823 63 63 issued, respectively; 62,464,371 and 62,464,371 outstanding, respectively Treasury stock (273) (273) Additional paid-in-capital 325,762 324,310 Accumulated deficit (256,482) (264,259) Total stockholders' equity 6 9,070 5 9,841 Total Liabilities And Stockholders' Equity $ 644,246 $ 582,426 Q3 2021 The Bridge to Private Markets 23

Key Terms & Performance Disclosure Fee Paying Assets Under Management (FPAUM): FPAUM reflects the assets from which we earn management and advisory fees. Our vehicles typically earn management and advisory fees based on committed capital, and in certain cases, net invested capital, depending on the fee terms. Management and advisory fees based on committed capital are not affected by market appreciation or depreciation. Net IRR: Refers to Internal rate of return net of fees, carried interest and expenses charged by both the underlying fund managers and each of our solutions. Net ROIC: Refers to return on invested capital net of fees and expenses charged by both the underlying fund managers and each of our solutions. Fund Size: Refers to the total amount of capital committed by investors to each fund disclosed. Called Capital: Refers to the amount of capital provided from investors, expressed as a percent of the total fund size. Ownership Limitations: P10’s Certificate of Incorporation contains certain provisions for the protection of tax benefits relating to P10’s net operating losses. Such provisions generally void transfers of shares that would result in the creation of a new 4.99% shareholder or result in an existing 4.99% shareholder acquiring additional shares of P10. Performance Disclaimer: The historical performance of our investments should not be considered as indicative of the future results of our investments or our operations or any returns expected on an investment in our Class A common stock. In considering the performance information contained in this prospectus, prospective Class A common stockholders should be aware that past performance of our specialized investment vehicles or the investments that we recommend to our investors is not necessarily indicative of future results or of the performance of our Class A common stock. An investment in our Class A common stock is not an investment in any of our specialized investment vehicles. In addition, the historical and potential future returns of specialized investment vehicles that we manage are not directly linked to returns on our Class A common stock. Therefore, you should not conclude that continued positive performance of our specialized investment vehicles or the investments that we recommend to our investors will necessarily result in positive returns on an investment in our Class A common stock. However, poor performance of our specialized investment vehicles could cause a decline in our ability to raise additional funds and could therefore have a negative effect on our performance and on returns on an investment in our Class A common stock. The historical performance of our funds should not be considered indicative of the future performance of these funds or of any future funds we may raise, in part because: • market conditions and investment opportunities during previous periods may have been significantly more favorable for generating positive performance than those we may experience in the future; • the performance of our funds is generally calculated on the basis of net asset value of the funds’ investments, including unrealized gains, which may never be realized; • our historical returns derive largely from the performance of our earlier funds, whereas future fund returns will depend increasingly on the performance of our newer funds or funds not yet formed; • our newly established funds typically generate lower returns during the period that they initially deploy their capital; • changes in the global tax and regulatory environment may affect both the investment preferences of our investors and the financing strategies employed by businesses in which particular funds invest, which may reduce the overall capital available for investment and the availability of suitable investments, thereby reducing our investment returns in the future; • in recent years, there has been increased competition for investment opportunities resulting from the increased amount of capital invested in private markets alternatives and high liquidity in debt markets, which may cause an increase in cost and reduction in the availability of suitable investments, thereby reducing our investment returns in the future; and • the performance of particular funds also will be affected by risks of the industries and businesses in which they invest. Q3 2021 The Bridge to Private Markets 24

Key Terms & Supplemental Information Below is a description of our unaudited non-GAAP financial measures. These are not measures of financial performance under GAAP and should not be construed as a substitute for the most directly comparable GAAP measures. These measures have limitations as analytical tools, and when assessing our operating performance, you should not consider these measures in isolation or as a substitute for GAAP measures. Other companies may calculate these measures differently than we do, limiting their usefulness as a comparative measure. Adjusted EBITDA: In order to compute Adjusted EBITDA, we adjust our GAAP net income for the following items: • Expenses that typically do not require us to pay them in cash in the current period (such as depreciation, amortization and stock-based compensation); • The cost of financing our business; • Acquisition-related expenses which reflects the actual costs incurred during the period for the acquisition of new businesses, which primarily consists of fees for professional services including legal, accounting, and advisory, as well as bonuses paid to employees directly related to the acquisition; • Registration-related expenses includes professional services associated with our prospectus process incurred during the period, and does not reflect expected regulatory, compliance, and other costs associated with which may be incurred subsequent to our Initial Public Offering; and • The effects of income taxes Adjusted Net Income (ANI): • We use Adjusted Net Income, or ANI, as well as Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) to provide additional measures of profitability. We use the measures to assess our performance relative to our intended strategies, expected patterns of profitability, and budgets, • and use the results of that assessment to adjust our future activities to the extent we deem necessary. ANI reflects our actual cash flows generated by our core operations. ANI is calculated as Adjusted EBITDA, less actual cash paid for interest and federal and state income taxes. Fully Diluted ANI EPS: Fully diluted Adjusted Net Income earnings per share is a calculation that assumes all the Company’s securities were converted into shares, not just shares that are currently outstanding. Supplemental Share Information: Class A shares (CUSIP # 69376K106) trade on the NYSE as PX and have one vote per share. Class B shares (CUSIP # 69376K205) are not tradeable in the open market and have ten votes per share. The Class B shares are convertible at any time at the option of the holder into Class A shares on a one-for-one basis, irrespective of whether or not the holder is planning to sell shares at that time. All previous shareholders of P10 Holdings, Inc. (OTC: PIOE) had their shares converted to Class B shares of P10 at the time the Company was listed on the NYSE. The simplest way to sell Class B shares is to first contact your broker and convert them to Class A shares, which can then be sold on the NYSE. Further note that Class B shares held by P10 insiders are under a lock up agreement. Please refer to our amended and restated certificate of incorporation for a full description of the Class A and Class B shares. Q3 2021 The Bridge to Private Markets 25

CONTACT US DALLAS OFFICE Office: 4514 Cole Avenue Suite 1600 Dallas, Texas 75205 Tel: 214.865.7998 Website: p10alts.com Email: info@p10alts.com Q3 2021 The Bridge to Private Markets 26